UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LEAPFROG ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

LeapFrog Enterprises, Inc.
6401 Hollis Street, Emeryville, California 94608
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on June 4, 2009

Dear Stockholder,

You are cordially invited to attend the annual meeting of stockholders of LeapFrog Enterprises, Inc., a Delaware corporation. The meeting will be held on Thursday, June 4, 2009 at 9:00 a.m. local time at our headquarters located at 6401 Hollis Street, Emeryville, California for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)	to elect our eight nominees for director to serve for the ensuing year and until their successors are elected.
(2)	to ratify the selection by the audit committee of the board of directors of Ernst &Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2009.

Management recommends a vote “FOR”: Items 1 and 2.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:
Go to www.continentalstock.com
Have your notice available when you
access the above website. Follow the
prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at: http://www.cstproxy.com/leapfrog/2009	ACCOUNT NUMBER:

LeapFrog Enterprises, Inc.

6401 Hollis Street, Emeryville,

California 94608

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2009.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 27, 2009 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/leapfrog/2009

-	the Company’s Annual Report for the year ending December 31, 2008.

-	the Company’s 2009 Proxy Statement (including all attachments thereto)

-	the Proxy Card.

-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. you must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/leapfrog/2009
or
By email at: proxy@continentalstock.com
Please include the company name and your account number in the subject line.